UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2022

Randolph Bancorp, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-37780	81-1844402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Batterymarch Park, Suite 301, Quincy, Massachusetts 02169

(Address of principal executive offices)

(877) 963-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	RNDB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 29, 2022, Randolph Bancorp, Inc. (the “Company”), the holding company for Envision Bank, held a Special Meeting of Shareholders (the “Meeting”). Of the 5,184,984 shares of the Company’s common stock outstanding at the close of business on May 13, 2022, the record date of the meeting, 3,823,208 shares were present or represented by the proxy at the Meeting, constituting a quorum to conduct business.

The voting results from the Meeting as to the proposals presented to the shareholders were as follows:

PROPOSAL 1: To approve the Agreement and Plan of Merger, dated as of March 28, 2022, by and among Hometown Financial Group, MHC, Hometown Financial Group, Inc., Hometown Financial Acquisition Group, Inc. and Randolph Bancorp, Inc.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	3,657,272	16,383	4,707	144,846

PROPOSAL 2: To approve a non-binding advisory proposal to approve the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	3,027,847	683,328	112,033	—

PROPOSAL 3: To approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting or any adjournment or postponement thereof to approve the merger agreement.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	3,751,076	60,304	11,828	—

Item 8.01	Other Events.

On June 30, 2022, the Company issued a press release announcing the approval of the merger of the Company with and into Hometown Financial Group, Inc. (the “merger”) by the Company’s shareholders. The merger remains subject to regulatory approval and other customary closing conditions. The merger is expected to close during the fourth quarter of 2022. A copy of the press release, which is attached to this Form 8-K as Exhibit 99.1, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits. (d) Exhibits.

Exhibit	Description
99.1	Press release dated June 30, 2022
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Randolph Bancorp, Inc.

	By:	/s/ William M. Parent
	Name: Title:	William M. Parent President and Chief Executive Officer
Date: June 30, 2022